Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Volkswagen Group of America Investments, LLC

May 26, 2023

QuantumScape Battery, Inc.
1730 Technology Drive
San Jose, CA 95110
Attn: Jagdeep Singh, CEO

Dear Mr. Singh:

Reference is made to that certain Limited Liability Company Agreement dated as of September 11, 2018, as amended and restated by that certain Amended and Restated Limited Liability Company Agreement dated as of May 14, 2020, as further amended by that certain letter agreement dated July 28, 2022 (collectively, the “LLC Agreement”), by and between QuantumScape Battery, Inc. (f/k/a QuantumScape Corporation), a Delaware corporation (“QS”) and Volkswagen Group of America Investments, LLC, a Delaware limited liability company (“VW Member”). VW Member and QS are collectively referred to as the “Parties”.

In consideration of the mutual promises contained herein, the Parties agree as follows:

1.
Amendment of LLC Agreement.
A.
The definition of “QS Member Call Right Trigger” under Article I of the LLC Agreement is hereby amended and restated in its entirety as follows:

“QS Member Call Right Trigger” shall be deemed to have occurred if the Phase 1 Trigger is not completed by October 31, 2024, provided, however, that QS must reasonably consult with VW for at least ten (10) Business Days prior to exercising it rights pursuant to the QS Member Call Right Trigger.

B.
The definition of “VW Member Put Right Trigger” under Article I of the LLC Agreement is hereby amended and restated in its entirety as follows:

“VW Member Put Right Trigger” shall mean the occurrence of any one of the following events:

(i)
[***]
(ii)
[***]
(iii)
[***]
(iv)
[***]
(v)
[***]; or
(vi)
[***].

For the avoidance of doubt, the rights of VWGoA and its Affiliates under Section 4.3 of the JVA shall survive the exercise of a VW Member Put Right Trigger under paragraphs (iv) and (vi).

2.
Miscellaneous.
C.
Full Force and Effect. Except as set forth in this letter agreement, the LLC Agreement is not being amended, supplemented or otherwise modified, and the Parties agree that the terms, conditions and agreements set forth in the LLC Agreement are hereby ratified and confirmed and shall continue in full force and effect. On or after the date hereof, each reference in the LLC Agreement to “this Agreement,” “the Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the LLC Agreement as amended by this letter agreement.
D.
Entire Agreement. In the event of any conflict between the provisions of this letter agreement and the provisions of the LLC Agreement, the provisions of this letter agreement shall control. This letter agreement, together with the other Transaction Agreements (as defined in the LLC Agreement), contain the entire understanding and agreement between the Parties with respect to the subject matter thereof and supersede any other prior written or oral understandings or agreements among them with respect thereto.
E.
Board Approval. Pursuant to Section 9.4 of the LLC Agreement, the board of managers of QSV Operations LLC has recently approved the content and execution of this letter agreement by unanimous written consent.
F.
Governing Law. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to any conflict of laws, rules or principles that would require the application of any other law.
G.
Dispute Resolution. Any dispute, claim or controversy arising out of or relating to this letter agreement shall be resolved in accordance with Section 9.10 of the JVA (as defined in the LLC Agreement), mutatis mutandis.
H.
Certain Provisions. Sections 9.8 (Word Meaning, Headings), 9.9 (Binding Effect; Inconsistencies with the JVA), 9.10 (Successors; No Third-Party Rights), 9.11 (Interpretation), 9.12 (Severability), 9.13 (Counterparts) and 9.14 (Counsel) of the LLC Agreement shall apply to this letter agreement, mutatis mutandis.

[signature page follows]

Sincerely,

Volkswagen Group of America

INVESTMENTS, LLC

By: /s/ Kevin Duke
Name: Kevin Duke
Title: VP & Secretary

Accepted and Agreed:

QUANTUMSCAPE BATTERY, INC.

By: /s/ Michael McCarthy
Name: Michael McCarthy
Title: Chief Legal Officer